Supplement dated November 13, 2012

to the Statement of Additional Information

for Principal Variable Contracts Funds, Inc.

dated April 30, 2012

(as supplemented on June 15, 2012 and September 14, 2012)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGERS DISCLOSURE

Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers)

On pages 104 and 105, in the Other Accounts Managed table, delete the information regarding Michael Ade and Michael Reynal.

On page106, in the Ownership of Securities table, delete the information regarding Michael Ade and Michael Reynal.